SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2017

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Effective September 22, 2017, Southern Indiana Gas and Electric Company (“SIGECO”), a wholly owned subsidiary of Vectren Utility Holdings, Inc., a wholly owned subsidiary of Vectren Corporation, extended the mandatory tender date of $41.3 million of variable rate tax‑exempt bonds to May 1, 2023 from September 24, 2019.  The extension was provided for in a Bond Purchase and Covenants Agreement dated September 14, 2017 (the “Purchase and Covenants Agreement”) among SIGECO, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.  In addition to this extension, the Purchase and Covenants Agreement also provided for the remarketing of $49.1 million of tax‑exempt bonds that were subject to mandatory tender on September 14, 2017 (“Remarketed Bonds”).

The Remarketed Bonds were sold in a private placement pursuant to the Purchase and Covenants Agreement.  The indenture for these Remarketed Bonds was amended on September 21, 2017 to expand available interest rate modes. On September 22, 2017, the Remarketed Bonds converted to a new variable rate mode to May 1, 2023 (except for one bond that matures on January 1, 2022), subject to prior redemption or purchase by SIGECO in lieu of redemption and conversion to another interest rate mode.

The Purchase and Covenants Agreement also provides SIGECO the option, subject to satisfaction of customary conditions precedent, for the purchase by the lenders and conversion to a variable rate of certain other outstanding fixed rate tax‑exempt bonds in an aggregate principal amount of $61.8 million that are callable beginning in March 2018 ($22.2 million) and May 2018 ($39.6 million).

A copy of the Purchase and Covenants Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit Number	Description

4.1	Bond Purchase and Covenants Agreement dated September 14, 2017 among SIGECO, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.

September 25, 2017

/s/ M. Susan Hardwick
M. Susan Hardwick
Executive Vice President & Chief Financial Officer

Index to Exhibits

The following Exhibits are filed as part of this Report to the extent described in Item 8.01:

Exhibit
Number	Description

4.1	Bond Purchase and Covenants Agreement dated September 14, 2017 among SIGECO, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.